UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

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SCHEDULE 14A

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Pivotal Software, Inc.
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EMPLOYEE EMAIL

TO: All Employees

Subject Line: Pivotal + VMware — Transforming How More of the World Builds Software

Pivotal’s ambitious mission began in the 1990s with Pivotal Labs, when a small group of Pivots started to explore and collaborate on a new way of working. What emerged was a culture focused on feedback loops and rapid iteration, engaging and learning with customers but always with an eye towards helping everyone learn a better way to build software. With this as a foundation, we laid out an ambitious mission to transform the way the world builds software. When Pivotal formed in 2013, the opportunity to reach a broader swath of customers—even the largest organizations in the world—became a reality.

The mission that began in the 90s is strong and at work today. I’m proud of what we’ve accomplished together and the evidence is abundant in all the customer stories we hear: our customers are changed—transformed—by their engagement with Pivotal. We’ve accomplished this with our unique blend of professional services and software. Our Labs engagements have helped our customers learn how to adopt modern techniques to build and run software better. We’ve enabled these outcomes on top of the premier cloud native application platform, Pivotal Cloud Foundry; and we’ve accelerated developer productivity on top of the most popular developer framework for Java, Spring and Spring Boot.

We’ve been working to scale our business since our formation. While we’ve succeeded in helping many of the world’s largest enterprises transform, our ambition is to broaden our reach and do more for our customers. In addition, our customers have been asking for us to deliver outcomes on a new stack—Kubernetes—and to have a tighter integration story across both products and services with our most important partner, VMware.

All along, VMware has been a key partner. We’ve increasingly collaborated to align our product portfolio, particularly around Kubernetes. Moreover, VMware is seeking to go beyond their leading infrastructure position and bring a new focus to serving developers and helping organizations modernize. Pivotal plays a natural role in this broader shared mission.

Today we are announcing that we have reached an agreement to be acquired by VMware. We’ll expand the opportunities for both companies by unifying our software story and deepening our relationships with even more customers. Together we will form an organization that combines Pivotal’s expertise modernizing organizations with VMware’s capabilities and experience operating at scale. Together we’ll be able to transform how more of the world builds software.

I’ve spoken to many of you, and know there are many questions about what this means for our future. We are hosting a Town Hall today at 3:30 pm Pacific time to share more details regarding the acquisition, and I’m looking forward to seeing everyone there. There are a lot of details that we’re working through, and we won’t have the complete story to share just yet. However, we remain committed to communicating transparently as details come into focus.

Finally, thank you. Thank you for building such a tremendous organization. Thank you for creating products that the world depends on. Thank you for creating unique, meaningful partnerships with our customers.

Rob

p.s. - If you want to share this news on social media, please only repost our official messages from our corporate handles and refrain from speculation or commentary. We will have more information to you shortly about communications with customers, partners, and the public.

Forward-Looking Statements

This communication contains statements relating to the proposed transaction and its timetable for completion, which are “forward-looking statements” within the meaning of the U.S. federal securities laws and by their nature are uncertain. Words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “plans,” and similar expressions are also intended to identify forward-looking statements. Such forward-looking statements are not guarantees of future performance, and you are cautioned not to place undue reliance on these forward-looking statements. Actual results could differ materially from those projected in the forward-looking statements as a result of many factors, including but not limited to: (i) the ability to consummate the proposed transaction in the time frame expected by the parties or at all; (ii) any conditions imposed on the parties in connection with the consummation of the proposed transactions; (iii) the ability to obtain stockholder approval and the satisfaction of the other conditions to the consummation of the proposed transaction; (iv) the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers and customers; (v) the ability of third parties to fulfill their obligations relating to the proposed transaction; and (vi) and the other factors and financial, operational and legal risks or uncertainties described in Pivotal’s public filings with the SEC, including the “Risk Factors” and “Forward Looking Statements” sections of Pivotal’s Annual Report on Form 10-K for the fiscal year ended February 1, 2019 and subsequent Quarterly Reports on Form 10-Q. All information set forth in this release is current as of the date of this release. These forward-looking statements are based on current expectations and are subject to uncertainties, risks, assumptions, and changes in condition, significance, value and effect as well as other risks disclosed previously and from time to time in documents filed by us with the U.S. Securities and Exchange Commission (SEC). Pivotal disclaims any obligation to, and does not currently intend to, update any such forward-looking statements, whether written or oral, that may be made from time to time except as required by law.

Important Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Pivotal by VMware, Inc.

In connection with the proposed merger, Pivotal will file a proxy statement with the Securities and Exchange Commission (the “SEC”). STOCKHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a free copy of the proxy statement (when available) and any other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. In addition, stockholders will be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) at Pivotal’s website at www.pivotal.io/investors or by contacting Pivotal’s investor relations department via e-mail at ir@pivotal.io.

Participants in the Solicitation

Pivotal and its directors, executive officers and other members of its management and employees as well as VMWare and its directors and officers may be deemed to be participants in the solicitation of proxies with respect to the proposed transaction. Information about Pivotal’s directors and officers and their ownership of Pivotal’s common stock is set forth in the proxy statement for Pivotal’s 2019 Annual Meeting of Stockholders which was filed with the SEC on May 3, 2019. Stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the merger, including the interests of Pivotal’s directors and executive officers in the merger, which may be different than those of Pivotal’s stockholders generally, by reading the proxy statement, which will be filed with the SEC, and other materials relating to the transaction filed with the SEC. Investors should read such materials carefully before making any voting or investment decision.

BLOG POST

On August 22, 2019, Pivotal entered into a definitive agreement to be acquired by VMware. Rob Mee, Pivotal’s CEO, shared the following message with all of our pivots around the world. For additional information, read our press release or FAQs.

Pivotal + VMware — Transforming How More of the World Builds Software

Pivotal’s ambitious mission began in the 1990s with Pivotal Labs, when a small group of Pivots started to explore and collaborate on a new way of working. What emerged was a culture focused on feedback loops and rapid iteration, engaging and learning with customers but always with an eye towards helping everyone learn a better way to build software. With this as a foundation, we laid out an ambitious mission to transform the way the world builds software. When Pivotal formed in 2013, the opportunity to reach a broader swath of customers—even the largest organizations in the world—became a reality.

The mission that began in the 90s is strong and at work today. I’m proud of what we’ve accomplished together and the evidence is abundant in all the customer stories we hear: our customers are changed—transformed—by their engagement with Pivotal. We’ve accomplished this with our unique blend of professional services and software. Our Labs engagements have helped our customers learn how to adopt modern techniques to build and run software better. We’ve enabled these outcomes on top of the premier cloud native application platform, Pivotal Cloud Foundry; and we’ve accelerated developer productivity on top of the most popular developer framework for Java, Spring and Spring Boot.

We’ve been working to scale our business since our formation. While we’ve succeeded in helping many of the world’s largest enterprises transform, our ambition is to broaden our reach and do more for our customers. In addition, our customers have been asking for us to deliver outcomes on a new stack—Kubernetes—and to have a tighter integration story across both products and services with our most important partner, VMware.

All along, VMware has been a key partner. We’ve increasingly collaborated to align our product portfolio, particularly around Kubernetes. Moreover, VMware is seeking to go beyond their leading infrastructure position and bring a new focus to serving developers and helping organizations modernize. Pivotal plays a natural role in this broader shared mission.

Today we are announcing that we have reached an agreement to be acquired by VMware. We’ll expand the opportunities for both companies by unifying our software story and deepening our relationships with even more customers. Together we will form an organization that combines Pivotal’s expertise modernizing organizations with VMware’s capabilities and experience operating at scale. Together we’ll be able to transform how more of the world builds software.

I’ve spoken to many of you, and know there are many questions about what this means for our future. We are hosting a Town Hall today at 3:30 pm Pacific time to share more details regarding the acquisition, and I’m looking forward to seeing everyone there. There are a lot of details that we’re working through, and we won’t have the complete story to share just yet. However, we remain committed to communicating transparently as details come into focus.

Finally, thank you. Thank you for building such a tremendous organization. Thank you for creating products that the world depends on. Thank you for creating unique, meaningful partnerships with our customers.

Rob

Forward-Looking Statements

This communication contains statements relating to the proposed transaction and its timetable for completion, which are “forward-looking statements” within the meaning of the U.S. federal securities laws and by their nature are uncertain. Words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “plans,” and similar expressions are also intended to identify forward-looking statements. Such forward-looking statements are not guarantees of future performance, and you are cautioned not to place undue reliance on these forward-looking statements. Actual results could differ materially from those projected in the forward-looking statements as a result of many factors, including but not limited to: (i) the ability to consummate the proposed transaction in the time frame expected by the parties or at all; (ii) any conditions imposed on the parties in connection with the consummation of the proposed transactions; (iii) the ability to obtain stockholder approval and the satisfaction of the other conditions to the consummation of the proposed transaction; (iv) the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers and customers; (v) the ability of third parties to fulfill their obligations relating to the proposed transaction; and (vi) and the other factors and financial, operational and legal risks or uncertainties described in Pivotal’s public filings with the SEC, including the “Risk Factors” and “Forward Looking Statements” sections of Pivotal’s Annual Report on Form 10-K for the fiscal year ended February 1, 2019 and subsequent Quarterly Reports on Form 10-Q. All information set forth in this release is current as of the date of this release. These forward-looking statements are based on current expectations and are subject to uncertainties, risks, assumptions, and changes in condition, significance, value and effect as well as other risks disclosed previously and from time to time in documents filed by us with the U.S. Securities and Exchange Commission (SEC). Pivotal disclaims any obligation to, and does not currently intend to, update any such forward-looking statements, whether written or oral, that may be made from time to time except as required by law.

Important Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Pivotal by VMware, Inc.

In connection with the proposed merger, Pivotal will file a proxy statement with the Securities and Exchange Commission (the “SEC”). STOCKHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a free copy of the proxy statement (when available) and any other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. In addition, stockholders will be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) at Pivotal’s website at www.pivotal.io/investors or by contacting Pivotal’s investor relations department via e-mail at ir@pivotal.io.

Participants in the Solicitation

Pivotal and its directors, executive officers and other members of its management and employees as well as VMWare and its directors and officers may be deemed to be participants in the solicitation of proxies with respect to the proposed transaction. Information about Pivotal’s directors and officers and their ownership of Pivotal’s common stock is set forth in the proxy statement for Pivotal’s 2019 Annual Meeting of Stockholders which was filed with the SEC on May 3, 2019. Stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the merger, including the interests of Pivotal’s directors and executive officers in the merger, which may be different than those of Pivotal’s stockholders generally, by reading the proxy statement, which will be filed with the SEC, and other materials relating to the transaction filed with the SEC. Investors should read such materials carefully before making any voting or investment decision.